Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies in his capacity as Chief Executive Officer of Belair Capital Fund LLC (the "Fund"), that:

     (a) the Quarterly Report of the Fund on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  the  results  of
          operations of the Fund for such period.


Dated:  November 14, 2002


                                                    /s/ Thomas E. Faust Jr.
                                                    -----------------------
                                                    Thomas E. Faust Jr.
                                                    Chief Executive Officer